UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) August 4, 2016

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-175117	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000 71-0005900	333-175117-01	ENTERGY LOUISIANA INVESTMENT RECOVERY FUNDING I, L.L.C. (a Louisiana limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 (504) 840-2608 45-2494355
________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On August 4, 2016 S&P Global Ratings issued a ratings action in which it upgraded the issuer credit rating of Entergy Louisiana, LLC to BBB+ from BBB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENTERGY LOUISIANA, LLC

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title:    Vice President and Treasurer

Date: August 9, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENTERGY LOUISIANA INVESTMENT RECOVERY FUNDING I, L.L.C.
By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title:    Vice President and Treasurer

Date: August 9, 2016